                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 5, 1999


                                  POPULAR, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

         Puerto Rico                    0-13818                  66-0416582
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


209 Munoz Rivera Avenue, Hato Rey, Puerto Rico                     00918
----------------------------------------------                 --------------
  (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (787) 765-9800
                                                            -------------

ITEMS 1-4.  Not Applicable.


ITEM 5.     OTHER EVENTS.

            The exhibits listed in Item 7 below are hereby incorporated herein by reference.

ITEM 6.     Not Applicable.

ITEM 7.     EXHIBITS

            (1)(b) Distribution Agreement, dated October 6, 1995, among BanPonce Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation and First
                    Chicago Capital Markets, Inc. (Incorporated by reference from the Current Report on Form 8-K of BanPonce Corporation (File No. 0-13818), dated October 6, 1995, as filed with the SEC on October 6, 1995)

            (1)(c) Amendment No. 1, dated May 23, 1997, to the Distribution Agreement, dated October 6, 1995, among Popular, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc. (Incorporated by reference from the Current Report on Form 8-K of Popular, Inc. (File No. 0-13818), dated May 23, 1997, as filed with the SEC on June 11, 1997)

            (1)(d) Amendment No. 2, dated August 6, 1999, to the Distribution Agreement, dated October 6, 1995, among Popular, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Popular Securities, Inc.

            (1)(e) Distribution Agreement, dated October 11, 1991, among BanPonce Financial Corp., BanPonce Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and The First Boston Corporation (Incorporated by reference from the Current Report on Form 8-K of Popular, Inc. (File No. 0-13818), dated May 23, 1997, as filed with the SEC on June 11, 1997)

            (1)(f) Amendment No. 1, dated December 2, 1993, to the Distribution Agreement, dated October 11, 1991, among BanPonce Financial Corp., BanPonce Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and CS First Boston Corporation (Incorporated by reference from the Current Report on Form 8-K of Popular, Inc. (File No. 0-13818), dated May 23, 1997, as filed with the SEC on June 11, 1997)

            (1)(g) Amendment No. 2, dated October 6, 1995, to the Distribution Agreement, dated October 11, 1991, among BanPonce Financial Corp., BanPonce Corporation, Merrill Lynch, Pierce, Fenner
                    & Smith Incorporated, CS First Boston Corporation and First Chicago Capital Markets, Inc. (Incorporated by reference from the Current Report on Form 8-K of BanPonce Corporation (File No. 0-13818), dated October 6, 1995, as filed with the SEC on October 6, 1995)

            (1)(h) Amendment No. 3, dated May 23, 1997, to the Distribution Agreement, dated October 11, 1991, among Popular North America, Inc., Popular, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc. (Incorporated by reference from the Current Report on Form 8-K of Popular, Inc. (File No. 0-13818), dated May 23, 1997, as filed with the SEC on June 11, 1997)

            (1)(i) Amendment No. 4, dated August 6, 1999, to the Distribution Agreement, dated October 6, 1991, among Popular North America, Inc., Popular, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Chase Securities Inc. and Popular Securities Inc.

            (4)(d) Senior Indenture of Popular, Inc., dated as of February 15, 1995, as supplemented by the First Supplemental Indenture thereto, dated as of May 8, 1997, each between Popular, Inc. and The First National Bank of Chicago, as trustee (Incorporated by reference from Registration Statement
                    No. 333-26941).

            (4)(e) Second Supplemental Indenture of Popular, Inc., dated as of August 5, 1999, between Popular, Inc. and The First National Bank of Chicago, as trustee.

            (4)(g) Senior Indenture of Popular North America, Inc., dated as of October 1, 1991, as supplemented by the First Supplemental Indenture thereto, dated as of February 28, 1995, and the Second Supplemental Indenture thereto, dated as of May 8, 1997, each among Popular North America, Inc., Popular, Inc., as guarantor, and The First National Bank of Chicago, as trustee (Incorporated by reference to Registration Statement No. 333-26941)

            (4)(h) Third Supplemental Indenture of Popular North America, Inc., dated as of August 5, 1999, among Popular North America, Inc., Popular, Inc., as guarantor, and The First National Bank of Chicago, as trustee.

            (4)(o)  Form of Fixed Rate Medium-Term Note, Series 4, of Popular,
                    Inc.

            (4)(p) Form of Floating Rate Medium-Term Note, Series 4, of Popular, Inc.

            (4)(q) Form of Fixed Rate Medium-Term Note, Series E, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.

            (4)(r) Form of Floating Rate Medium-Term Note, Series E, of Popular North America, Inc., endorsed with the guarantee of Popular, Inc.

            (8)(a) Tax opinion of Sullivan & Cromwell in connection with Popular, Inc. Medium-Term Notes, Series 4 and with Popular North America, Inc. Medium-Term Notes, Series E.

            (10)(a) Administrative Procedures governing Medium-Term Notes,
                    Series 4, of Popular, Inc.

            (10)(b) Administrative Procedures governing Medium-Term Notes,
                    Series E, of Popular North America, Inc., fully guaranteed by Popular, Inc.

            (10)(c) Interest Calculation Agency Agreement, dated as of August
                    6, 1999, between Popular, Inc. and The First National Bank of Chicago.

            (10)(d) Interest Calculation Agency Agreement, dated as of August
                    6, 1999, between Popular North America, Inc. and The First National Bank of Chicago.

            (23)(c) Consent of Counsel (included in Exhibit (8)(a))


ITEM  8.    Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POPULAR, INC.



Date: August 17, 1999                      By: /s/ Jorge A. Junquera
                                              ----------------------------------
                                              Jorge A. Junquera
                                              Senior Executive Vice President